SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) March 31, 2005

(Date of earliest event reported) March 29, 2005

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK	74103
(Address of principal executive offices)	(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 29, 2005, ONEOK, Inc. reaffirmed our earnings guidance for 2005 in the range of $2.22 to $2.28 per diluted share of common stock. In addition, we have updated segment operating income estimates and provided quarterly earnings per share guidance.

Some of the statements contained in this report and the attached press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory and legal proceedings, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in various circumstances. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of operations and other statements contained or incorporated in this press release generally identified by words such as “anticipate,” “estimate,” “expect,” “forecast,” “intend,” “believe,” “projection” or “goal.”

You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions, risks and other factors referred to specifically in connection with forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

•      risks associated with any reduction in our credit ratings;

•      the effects of weather and other natural phenomena on energy sales and prices;

•      competition from other energy suppliers as well as alternative forms of energy;

•      the capital intensive nature of our business;

•      further deregulation of the natural gas business;

•      competitive changes in the natural gas gathering, transportation and storage business resulting from deregulation of the natural gas business;

•      the profitability of assets or businesses acquired by us;

•      risks of marketing, trading and hedging activities as a result of changes in energy prices or the financial condition of our counterparties;

•      economic climate and growth in the geographic areas in which we do business;

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•      the uncertainty of estimates, including accruals, cost of environmental remediation, and oil and gas reserves;

•      the timing and extent of changes in commodity prices for natural gas, natural gas liquids, electricity and crude oil;

•      the effects of changes in governmental policies and regulatory actions, including, changes with respect to income taxes, environmental compliance, and authorized rates or recovery of gas costs;

•      the impact of recently issued and future accounting pronouncements and other changes in accounting policies;

•      the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political dynamics in the Middle East and elsewhere;

•      the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;

•      the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension expense and funding resulting from changes in stock and bond market returns;

•      risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;

•      the results of administrative proceedings and litigation involving the Oklahoma Corporation Commission, Kansas Corporation Commission, Texas regulatory authorities or any other local, state or federal regulatory body, including the Federal Energy Regulatory Commission;

•      our ability to access capital at competitive rates on terms acceptable to us;

•      the risk of a significant slowdown in growth or decline in the U.S. economy or the risk of delay in growth or recovery in the U.S. economy;

•      risks associated with the adequate supply of natural gas to our gathering and processing facilities, including production declines which outpace new drilling;

•      risks inherent in the implementation of new software, such as our customer service system, and the impact on the timeliness of information for financial reporting;

•      the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant;

•      the impact of the outcome of pending and future litigation; and

•      the other factors listed in the reports we have filed and may file with the Securities and Exchange Commission, which are incorporated by reference.

Other factors and assumptions not identified above were also involved in the making of the forward-looking statements. The failure of those assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. We have no obligation and make no undertaking to update publicly or revise any forward-looking statements.

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Item 9.01	Financial Statements and Exhibits

Exhibits
	99.1	Press release issued by ONEOK, Inc. dated March 29, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	March 31, 2005	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President – Finance and Administration and Chief Financial Officer (Principal Financial Officer)

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